Related parties	12 Months Ended
Dec. 31, 2017
Related Party [Abstract]
Related parties
Related parties
Founder Preferred Shares
Each of the Founder Entities holds 750,000 shares of Founder Preferred Shares issued at $10.00 per share. The Founder Preferred Shares were intended to incentivize the Founders to achieve Nomad’s objectives. In addition to providing long term capital, the Founder Preferred Shares are structured to provide a dividend based on the future appreciation of the market value of the ordinary shares thus aligning the interests of the Founders with those of the holders of ordinary shares on a long term basis. The Founder Preferred Shares are also intended to encourage the Founders to grow Nomad following the Iglo Acquisition and to maximize value for holders of ordinary shares. On January 12, 2016, the Company approved a 2015 Founder Preferred Share Dividend with respect to 2015 in an aggregate of 3,620,510 ordinary shares payable to the Founder Entities.
The conditions of the Founder Preferred Shares Annual Dividend Amount for 2016 were not met and consequently no Founder Preferred Share Dividend was approved for issue.
The conditions of the Founder Preferred Shares Annual Dividend Amount for 2017 were met. On December 29, 2017, the Company’s Board of Directors approved a share dividend of an aggregate of 8,705,890 ordinary shares calculated as 20% of the increase in the market price of our ordinary shares compared to 2015 dividend price of $11.4824 multiplied by Preferred Share Dividend Equivalent. The Dividend Price used to calculate the Annual Dividend Amount was $16.6516 (calculated based upon the volume weighted average price for the last ten consecutive trading days of 2017) and the ordinary shares underlying the Founder Preferred Share Dividend were issued on January 2, 2018.
Advisory Services Agreements
On June 15, 2015, the Company entered into an Advisory Services Agreement with Mariposa Capital, LLC, an affiliate of Mr. Franklin, and TOMS Capital LLC, an affiliate of Mr. Gottesman. Pursuant to the terms of the Advisory Services Agreement, Mariposa Capital, LLC and TOMS Capital LLC provide high-level strategic advice and guidance to the Company. Under the terms of the Advisory Services Agreement, Mariposa Capital, LLC and TOMS Capital LLC are entitled to receive an aggregate annual fee equal to $2.0 million, payable in quarterly installments. This agreement expires on June 1st annually and will be automatically renewed for successive one-year terms unless any party notifies the other parties in writing of its intention not to renew the agreement no later than 90 days prior to the expiration of the term. The agreement may only be terminated by the Company upon a vote of a majority of its directors. In the event that the agreement is terminated by the Company, the effective date of the termination will be six months following the expiration of the initial term or a renewal term, as the case may be.
Expenses of €130,454 and €232,379 for certain travel costs of Mariposa Capital, LLC and TOMS Capital LLC respectively in the year ending December 31, 2017 were reimbursed (year ended December 31, 2016: €153,186 and €233,627 respectively).
Directors and Key Management
All significant management decision making authority is vested within the Board of Directors and the executive team, therefore key management are considered to be the Directors and Executive Officers. Their remuneration has been disclosed in Note 9.
On September 11, 2017, the Company entered into an agreement to repurchase shares being sold in an underwritten secondary public offering by selling Shareholders, Pershing Square Capital Management, L.P. (“Pershing Square”). See Note 25 for a description of the transaction.
As part of the sale of the Iglo Group to Nomad Foods Limited, former Executive Officer and Non-Executive Director, Paul Kenyon and former Executive Officer, Tania Howarth each acquired shares in Nomad Foods Limited from Birds Eye Iglo Group LP Inc. Mr. Kenyon acquired 37,060 shares and Ms. Howarth acquired 38,956 shares at a price of $10.50 (€9.71) per share which was deemed to be at fair value. On June 12, 2017, Nomad repurchased 9,779,729 of our shares beneficially owned by Permira Funds ("Permira Repurchase") at a purchase price of $10.75 (approximately €9.60) per share, which represents a 25% discount to the closing price of our ordinary shares on June 9, 2017, for an aggregate purchase price of $105.1 million (approximately €93.9 million), in final settlement of indemnity claims against an affiliate of Permira Funds, of legacy tax matters that predated the Iglo Acquisition. In connection with the Permira Repurchase (and upon removal of certain transfer restrictions relating to their shares), Mr. Kenyon and Ms. Howath sold 26,372 and 27,721, shares, respectively.
Lord Myners of Truro CBE, a Non-Executive Director, holds 72,028 ordinary shares in Nomad Foods Limited which includes 50,000 ordinary shares granted pursuant to a five-year option that expires on June 2, 2020 at a purchase price of $11.50 per share.
As described in Note 8(b), certain of the Non-Executive Directors are eligible to an annual restricted stock grant issued under the LTIP which will vest on the earlier to occur of the date of the Company’s annual meeting of shareholders or thirteen months from the date of grant.
The Non-Executive Directors restricted share awards, granted at a share price of $11.50 on December 7, 2015, vested on June 16, 2016 and were issued in July at a share price of $8.98. Of the total 34,780 number of shares vesting, 11,568 shares were held back from issue by the Company as settlement towards personal tax liabilities arising on the vested shares. The total charge for restricted share awards granted in 2015 within the Statement of Consolidated Profit or Loss for the year ended December 31, 2016 for this stock compensation award was €0.3 million (nine months ended December 31, 2015: €0.1 million).
The Non-Executive Directors restricted share awards granted on June 16, 2016, which consisted of 55,680 shares at a share price of $8.98, vested on June 19, 2017 and were issued at a share price of $14.38, resulting in a €0.3 million increase in the share based compensation reserve. Of the total 55,680 number of shares vesting, 9,384 shares were held back from issue by the Company as settlement towards personal tax liabilities arising on the vested shares. The total charge for restricted share awards granted in 2016 within the Statement of Consolidated Profit or Loss for the year ended ended December 31, 2017 for this stock compensation award was €0.5 million (year ended December 31, 2016 : €0.3 million).
On June 19, 2017, Non-Executive Directors were granted 41,724 restricted share awards at a share price of $14.38. On August 22, 2017, two new Non-Executive Directors were granted a pro-rata 11,774 restricted share awards at the same share price and vesting conditions as the previous grant. The total charge for restricted share awards granted in 2017 within the Statement of Consolidated Profit or Loss for the year ended ended December 31, 2017 for this stock compensation award was €0.4 million.
The total charge for Non-Executive Director grants within the Statement of Consolidated Profit or Loss for the year ended December 31, 2017 for stock compensation awards was €0.8 million (Year ended December 31, 2016: €0.6 million; Nine months ended December 31, 2015: €0.1 million).
As part of its long term incentive initiatives, the company has 4,927,000 restricted shares to the management team (the “Management Share Awards”). The Directors and Executive Officers have all been awarded shares. The associated performance metrics and valuation method is detailed in Note 8(b).